Selective Insurance Group, Inc.

KBW Insurance Conference

September 10, 2015

SELECTIVE®

Forward Looking Statements

Certain statements in this report, including information incorporated by reference, are "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. These statements relate to our intentions, beliefs, projections, estimations or forecasts of future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, or performance to be materially different from those expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "target," "project," "intend," "believe," "estimate," "predict," "potential," "pro forma," "seek," "likely" or "continue" or other comparable terminology. These statements are only predictions, and we can give no assurance that such expectations will prove to be correct. We undertake no obligation, other than as may be required under the federal securities laws, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Factors, that could cause our actual results to differ materially from those projected, forecasted or estimated by us in forward-looking statements are discussed in further detail in Selective's public filings with the United States Securities and Exchange Commission. These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time-to-time. We can neither predict such new risk factors nor can we assess the impact, if any, of such new risk factors on our businesses or the extent to which any factor or combination of factors may cause actual results to differ materially from those expressed or implied in any forward-looking statements in this report. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this report might not occur.

Strategic Overview

Gregory Murphy
Chairman and Chief Executive Officer

SELECTIVE®

Selective's Value-Added Approach

- Super-regional P&C Carrier with long history of financial strength, superior execution and disciplined growth
  - Rated "A" or higher by A.M. Best for 85 consecutive years
  - Successful execution of 3-year profitability improvement plan in 2014
- Unique "High-tech, High-touch" operating model across diversified mix of strategic business units
  - Focused on maintaining strong relationships with independent agents
- Investing in profitable growth through agency expansion, strategic underwriting initiatives, expansion of small business team, and claims management.

NPW

76% Standard Commercial Lines	16% Standard Personal Lines	8% Excess & Surplus Lines

SELECTIVE®

High-Tech

Easy-to-use agency technology

Investing in omni-channel customer experience

Leader in modeling and business intelligence



SELECTIVE®

High-Touch


Agency Management Specialists
Small Business Team
Claims Management Specialists
Regional Underwriting Teams
Safety Management Specialists
Technology/ Systems Support
Personal Lines Marketing Reps
Corporate Underwriters
Field Model

- Responsive, field-based model
  - Supported by regional & corporate expertise
- Focus on customer experience

SELECTIVE®

Continuous Improvement

Claims Initiatives

- Centralized handling of Workers' Compensation claims
- Strategic case management and escalation model
- Enhanced property oversight and management
- Fraud detection and recovery model
- Implementation of Claims Outcome Advisor (COA)

Underwriting Initiatives

- Workers' Compensation mix improvement to lower hazard grade
- Expansion of small business teams
- Addition of 12 new AMS territories
- Targeted segments and mix improvement

Continuous Improvement: Strategic Business Unit Diversification

Improved mix of business



2008
43%
19%
16%
22%
Contractors
Community & Public Services
Manufacturing
Mercantile Service
2014
34%
23%
18%
24%

Percentages based on Direct Premiums Written

SELECTIVE®

Continuous Improvement: Workers Compensation Improvement


Statutory Combined Ratio
110%
(5)%
(3)%
(5)%
(2)%
2%
97%
2014
Calendar Year Reserve Development
Earned Rate
Underwriting / Claims
Expense
Loss Trend
2015 Guidance*

*Guidance as of September 9, 2015

Successfully Execute Profitability Plan



Execution to plan
98.4%
97.3%
94.8%
92.5%
90.0%
2011
2012
2013
2014
2015
Guidance*

Statutory Combined Ratio excluding Catastrophe Losses

Guidance as of September 9, 2015

SELECTIVE®

Pricing Strategy:
Balancing Rate and Retention



Standard Commercial Lines
Renewal Pure Price
8%
7%
6%
5%
4%
3%
2%
1%
0%
100%
95%
90%
85%
80%
75%
70%
65%
60%
55%
50%
Retention
2Q
4Q
2Q
4Q
2Q
4Q
2Q
4Q
2Q
4Q
2Q
4Q
2Q
2009
2010
2011
2012
2013
2014
2015

SELECTIVE®

Pricing Strategy: Highly Granular Pricing Capability



Standard Commercial Lines
June 2015 YTD
Renewal Pure Price
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Point of Renewal Retention
95%
90%
85%
80%
75%
70%
65%
Above Average
Average
Below Average
Low
Very Low
Retention Group

% of Premium	54.8%	25.6%	10.4%	6.1%	3.1%

SELECTIVE®

Growth Opportunity: Standard Commercial Lines

1. **Middle Market:** Addition of agency management specialists throughout the footprint

2. **Small Business:** Expanded underwriting authority for regional small business teams; straight-through processing

3. Increasing share of wallet within agency plant with a goal of 12%

4. Adding new agents to achieve 25% market share representation in a state

New business production capacity exceeds $400M

Growth Opportunity:
Excess and Surplus Lines

- Increase wholesale agent share of wallet
- New online quoting capability
- New business incentives to retail partners


NPW Growth Rate
25%
20%
15%
10%
5%
0%
16%
16%
23%
2013
2014
June 2015 YTD

SELECTIVE®

Standard Personal Lines

- Focus on profitability improvement through rate and targeted underwriting actions

- The Selective Edge℠ product
  - Targets consultative buyers across the wealth spectrum who shop on overall value and service
  - Combined auto and home policies
  - July 1 enhancement rollout
    - Diminishing deductible
    - Accident forgiveness
    - New car replacement
    - Selective Choice replacement cost

Selective's Differentiators

- Long track record of financial strength, superior execution and disciplined growth
- Unique "High-tech, High-touch" operating model with strong agency relationships
- Investing in profitable growth through agency expansion, strategic underwriting initiatives, expansion of small business team, claims management and omni-channel.
- Positioned for growth in Standard Commercial Lines, Standard Personal Lines, and Excess & Surplus Lines



Operating Return on Equity
Return %
16
14
12
10
8
6
4
2
0
14.5%
13.3%
11.3%
7.8%
7.9%
7.7%
2%
3%
8.4%
10.3%
9.8%
Hurricane Irene
Hurricane Sandy
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
June 2015 YTD

SELECTIVE®

Financial Strength

Dale Thatcher
EVP, Chief Financial Officer

SELECTIVE®

History of Financial Strength

- AM Best financial strength rating of "A" superior
- Robust risk and return strategy
- Disciplined reserving practices
- Focus on shareholder value creation

Long-Term Shareholder Value Creation


$0.56*
$22.95
$25
$20
$15
$10
$5
$0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
June 2015
Book Value Per Share
Dividend Per Share

Annualized indicated dividend

SELECTIVE®

Robust Risk and Return Strategy


Low to
Medium
Hazard
Writer

Conservative Reinsurance Program

Conservative Investment Portfolio

Superior Management Information & Analytical Capabilities

Higher than Average Operational Leverage

- 1.5x NPW to Surplus
- 3.8x Invested Assets to Equity

As of June 30, 2015

SELECTIVE®

Conservative CAT Reinsurance

Renewed January 1, 2015
$685M in excess of $40M retention

2015 Property Catastrophe Treaty

- Reduced gross PML through CAT management actions
- Exhausts at approximately 1-in-273 year event
- Average reinsurer rating "A+"
- $196 million collateralized

% of Equity at Risk
1 in 250 Year Event



2%
6%
28%
4%
5%
Low
Mean
High
2013
2014
Insurer Composite*
Selective**

*Source: AonBenfield 2013 CAT Risk Tolerance Disclosure Trend Analysis (Composite of 20 insurers who disclosed actual or target PML)
**Blended Model Results (RMS & AIR)

Conservative Investment Portfolio



Alternatives 2%
Short-term 3%
Equities 5%
Fixed Income 90%



After-Tax Net Investment Income
($ in Millions)
125
115
105
95
85
75
2011
2012
2013
2014
2015
GUIDANCE*

- **"AA-"** average credit quality
- **3.7** year duration (incl. short-term)
- Investment Leverage of **3.8**x

As of June 30, 2015

**Guidance as of September 9, 2015*

SELECTIVE®

Reserve Strength

- Disciplined reserving practices
- Quarterly actuarial reserve reviews
- 9 consecutive years of favorable development
- 3 evaluations per year by independent auditor

Standard Deviation (2005 – 2014) of Reserve Development Points on the Combined Ratio


Peer Average*
3.6%
Selective
1.4%

*Source: SNL Financial, Statutory Filings
Peers include CINF, THG, STFC, UFCS, CNA, HIG, TRV, and WRB

SELECTIVE®

Total Return: SIGI vs. Benchmarks



SIGI
S&P 500
S&P Prop/Cas
Total Return %
30
25
20
15
10
5
0
-5
29.0%
21.1%
17.2%
1 Year
3 Years
5 Years

2015 Guidance

- 4 points of catastrophe losses
- 3% - 3.5% overall renewal pure price
- $95 to $100 million of after-tax investment income
- 58 million weighted average shares outstanding

2015 Ex-Cat Statutory Combined Ratio Plan



95.3%
(2.1)%
(2.5)%
(1.7)%
0.8%
0.2%
90%
2014 Accident Year Ex-CAT
Calendar Year Reserve Development
Earned Rate
Underwriting / Claims
Expense
Loss Trend
2015 Ex-CAT Guidance

Guidance as of September 9, 2015

SELECTIVE®

Selective's Differentiators

- *Long track record of financial strength, superior execution and disciplined growth*
- *Unique "High-tech, High-touch" operating model with strong agency relationships*
- *Investing in profitable growth through agency expansion, strategic underwriting initiatives, expansion of small business team, claims management and omni-channel.*
- *Positioned for growth in Standard Commercial Lines, Standard Personal Lines, and Excess & Surplus Lines*
- **Higher operating leverage: 1 point of combined ratio = 1 point of ROE**
- **Higher investment leverage: 3.8x invested assets to stockholders' equity = ~8% investment ROE**

SELECTIVE®